Exhibit 99.1

Aprea Therapeutics Announces Private Placement Financing of up to $34.0 Million

Financing led by Sphera Healthcare with participation from new and existing healthcare-focused institutional investors

$16.0 million in upfront gross proceeds with the potential to receive up to an additional $18.0 million in potential warrant exercise proceeds for an aggregate of up to $34.0 million in total gross proceeds

DOYLESTOWN, Pa., March 11, 2024 (GLOBE NEWSWIRE) -- Aprea Therapeutics, Inc. (Nasdaq: APRE) (“Aprea”, or the “Company”), a clinical-stage biopharmaceutical company focused on precision oncology through synthetic lethality, today announced that it has entered into a securities purchase agreement with new and existing healthcare focused institutional investors and certain Company insiders to raise up to $34.0 million in gross proceeds, including initial upfront funding of $16.0 million and up to an additional $18.0 million upon cash exercise of accompanying warrants at the election of the investors.

The financing is being led by Sphera Healthcare and includes participation from new and existing healthcare-focused investors, including Nantahala Capital, DAFNA Capital Management, Exome Asset Management and Stonepine Capital Management, among others, as well as certain Company insiders.

“This meaningful financing led by high quality healthcare institutions will support Aprea in our goal to be a leader in the field of Synthetic Lethality (SL) and DNA Damage and Response (DDR)”, said Dr. Oren Gilad, President and CEO of Aprea. “It will provide the capital to fund our Phase 1 ACESOT-1051, clinical trial evaluating a highly potent, oral WEE1 inhibitor for Cyclin E over-expressing cancers including breast and ovarian cancers as well as continuation of patient enrollment in the dose expansion portion of the Phase 1/2a clinical trial (AR-276-01) evaluating ATR inhibitor, ATRN-119, in patients with advanced solid tumors having mutations in defined DDR-related genes.”

Maxim Group LLC is acting as the sole placement agent for the private placement.

Pursuant to terms of the securities purchase agreement, Aprea will issue an aggregate of 2,194,788 shares of its common stock (or pre-funded warrants in lieu thereof) and accompanying warrants to purchase up to an aggregate of 2,194,788 shares of its common stock at a combined purchase price of $7.29 per share and accompanying warrants, in accordance with the "Minimum Price" requirement as defined in the Nasdaq rules. The accompanying warrants will consist of two tranches:

•	Tranche A warrants to purchase up to 1,097,394 shares of common stock at an exercise price of $7.29 per share for an aggregate of up to $8.0 million and will expire at the earlier of (i) 30 days following the announcement of the recommended Phase 2 dose for the Company’s ATR inhibitor program for ATRN-119 and the daily VWAP of the Company’s common stock equaling or exceeding $14.58 per share for 30 consecutive trading days following the announcement and (ii) three years from the date of issuance.

•	Tranche B warrants to purchase up to 1,097,394 shares of common stock at an exercise price of $9.1125 per share for an aggregate of up to $10.0 million and will expire at the earlier of (i) 30 days following the announcement of the recommended Phase 2 dose for the Company’s WEE1 inhibitor program for APR-1051 and the daily VWAP of the Company’s common stock equaling or exceeding $18.225 per share for 30 consecutive trading days following the announcement and (ii) five years from the date of issuance.

In lieu of shares of common stock, certain investors are purchasing pre-funded warrants at a combined purchase price of $7.289 per pre-funded warrant and accompanying warrants, which equals the purchase price per share of common stock and accompanying warrant, less the $0.001 per share exercise price of each pre-funded warrant.  The private placement is expected to close on or about March 13, 2024 subject to satisfaction of customary closing conditions.

Aprea intends to use the upfront net proceeds from the private placement for general corporate purposes and to fund clinical development of APR-1051, the Company’s WEE1 inhibitor product candidate which recently received IND clearance. The aggregate net proceeds (assuming the cash exercise of all accompanying warrants) are expected to be sufficient to fund the Company into 2026.

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering, and the securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock purchased in the private placement and shares of common stock underlying the warrants.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Aprea

Aprea Therapeutics, Inc. is a clinical-stage biopharmaceutical company headquartered in Doylestown, Pennsylvania, focused on precision oncology through synthetic lethality. The Company’s lead program is ATRN-119, a clinical-stage small molecule ATR inhibitor in development for solid tumor indications. Aprea has completed all IND enabling studies for its oral, small molecule WEE1 inhibitor, APR-1051, and recently received FDA clearance of its IND.

Forward-Looking Statements

Certain information contained in this press release includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended related to our study analyses, clinical trials, regulatory submissions, and projected cash position. We may, in some cases use terms such as “future,” “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “targeting,” “confidence,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team and on information currently available to management that involve risks, potential changes in circumstances, assumptions, and uncertainties. All statements contained in this press release other than statements of historical fact are forward-looking statements, including the Company’s ability to close this offering and the timing thereof, statements regarding our ability to develop, commercialize, and achieve market acceptance of our current and planned products and services, our research and development efforts, including timing considerations and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success, timing, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of our ongoing clinical trials, our ability to continue as a going concern, our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to update such forward-looking statements for any reason, except as required by law.

Investor Contact:

Mike Moyer
LifeSci Advisors
mmoyer@lifesciadvisors.com